UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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3235-0060

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February 28, 2013

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) __________________January 31, 2011_______________________

                                                                                 DALIAN CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

              Delaware                                              000-52185                                        N/A

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation) File Number) Identification No.)

                   900 – 850 West Hastings Street, Vancouver, BC, CANADA                       V6C 1E1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code __604-801-5022______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officer; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Michael Lee resigned as Chief Accounting Officer on January 28, 2011.

 ©  The Board of Directors appointed Albert Ng as Chief Accounting Officer on January 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                  Dalian Capital Group, Inc

(Registrant)

Date   January 31, 2011

                                                                                                                                            /S/ Erwin Liem

        Erwin Liem, President

*Print name and title of the signing officer under his signature.